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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  _____________

                                    FORM 8-K
                                  _____________

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 2008
                                  _____________

                              LOGICA HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)
                                  _____________


                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


         0-50621                                         86-0787790
         -------                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


82 Avenue Road, Toronto, Ontario, Canada                   M5R 2H2
(Address of Principal Executive Offices)                 (Zip Code)

                                 (416) 929-5798
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)
                                 _____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS

         Entry Into Heads of Terms for Membership Interest Purchase Agreement
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         On Monday, June 16, 2008, Logica Holdings, Inc., a Nevada corporation
("Logica") entered into a Heads of Terms (the "Heads of Terms") setting forth the principal terms and conditions on, and subject to which, Logica intends to enter into a definitive Membership Interest Purchase Agreement ("MIPA") with Dolphin Digital Media LLC, a Florida limited liability company ("DDM") and William O'Dowd, IV ("O'Dowd"), a Florida resident and one hundred percent (100%) owner of DDM.

         Logica intends to enter into a MIPA to acquire from O'Dowd one hundred percent (100%) of the issued membership interests in DDM in exchange for that number of shares of Logica's common stock that in the aggregate constitute no less than fifty-one percent (51%) of the total issued and outstanding Logica common stock on a fully diluted basis as of the date of the closing of the MIPA (the "Closing"). Such Closing is anticipated to occur not later than June 23, 2008. As further consideration for the purchase, the Heads of Terms contemplates that the MIPA shall provide for certain preemptive rights including anti-dilution protection to O'Dowd for his share interest in Logica.

         The Heads of Terms also specifies that concurrent with the Closing, O'Dowd will be appointed CEO and Chairman of the Board of Directors of Logica (the "Board") with the power and authority to appoint such additional members to the Board as would permit O'Dowd to exercise control. The entry into a MIPA is subject to the satisfaction of certain terms and conditions proposed for agreement by Logica and DDM.

         On June 17, 2008, Logica issued a press release announcing the execution of the Heads of Terms. A copy of such press release is attached as
Exhibit 99.2 hereto and is incorporated herein by reference.

         This Current Report on Form 8-K, including Exhibit 99.1, contains statements about the future, sometimes referred to as "forward-looking" statements. Forward-looking statements are typically identified by the use of the words, believe," "may," "should," "expect," "anticipate," "estimate" "project," "propose," "plan," "intend," and similar words and expressions. Forward-looking statements are not guarantees of completion of proposed transactions or similar matters. Forward-looking statements are subject to risks and uncertainties outside Logica's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Logica's other SEC reports.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

         The following Exhibits are filed as part of this report:

         EXHIBIT NO.    DESCRIPTION

         99.1           Press Release issued by Logica Holdings, Inc. on
                        June 17, 2008.


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SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 20, 2008                         LOGICA HOLDINGS, INC.



                                             By: /s/Pino G. Baldassarre
                                                -----------------------
                                             Pino G. Baldassarre
                                             Chief Executive Officer







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                                  EXHIBIT INDEX


         EXHIBIT NO.    DESCRIPTION

         99.1           Press Release issued by Logica Holdings, Inc. on
                        June 17, 2008.









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